Exhibit 99.2

HC2 HOLDINGS, INC.
UNAUDITED PRO FORMA FINANCIAL STATEMENTS

On January 15, 2021, HC2 Holdings, Inc., a Delaware corporation (“HC2” or the "Company"), closed on the previously announced sale of its majority-owned subsidiary Beyond6, Inc. (“Beyond6”) to an affiliate of Mercuria Investments US, Inc., pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) among Beyond6, Greenfill, Inc., a Delaware corporation (“Parent”), Greenfill Merger, Inc., a newly-formed Delaware corporation and wholly-owned subsidiary of Parent, and an affiliate of HC2 as the Stockholder Representative for the Beyond6 stockholders. The purchase price of the transaction payable at closing to selling holders of Beyond6’s equity, net of Beyond6’s debt and transaction expenses, customary purchase price adjustments and escrow arrangements as set forth in the Merger Agreement was $106.5 million. Net proceeds received by HC2 at closing was $70.0 million in cash, which HC2 intends to use to reduce debt.

The disposition of Beyond6 pursuant to the Merger Agreement (the "Beyond6 Disposition") constituted a significant disposition for purposes of Item 2.01 of Form 8-K. As a result, the Company prepared the accompanying unaudited pro forma condensed consolidated financial statements in accordance with Article 8 and Article 11 of Regulation S-X. The Beyond6 Disposition qualifies as discontinued operations as it represents a strategic shift that will have a major effect on the Company's operations or financial results.

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2020 gives effect to the Beyond6 Disposition as if the transaction had occurred on September 30, 2020. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2020 and the year ended December 31, 2019 of the Company gives effect to the Beyond6 Disposition as if the transaction had occurred on January 1, 2019.

The unaudited pro forma condensed consolidated financial statements and the notes to the unaudited pro forma condensed consolidated financial statements are based on, and should be read in conjunction with:

•Our historical unaudited consolidated financial statements, related notes, and the section entitled Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in our Quarterly Report on Form 10-Q as of and for the nine months ended September 30, 2020, filed on November 11, 2020.

•Our historical audited consolidated financial statements, related notes, and the section entitled Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in our Annual Report on Form 10-K as of and for the year ended December 31, 2019, filed on March 16, 2020 and recasted on Form 8-K filed on October 7, 2020.

The historical consolidated financial statements have been adjusted to reflect factually supportable items that are directly attributable to the transaction and, with respect to the unaudited pro forma condensed consolidated statements of operations, are expected to have a continuing impact on the results of operations of the Company.

The unaudited pro forma condensed consolidated financial statements have been prepared by HC2’s management in a manner consistent with the accounting policies adopted by the Company and are not necessarily indicative of the financial position or results of operations that would have been realized had the disposal been completed as of the dates indicated, nor are they meant to be indicative of the Company's anticipated financial position or future results of operations that the Company will experience after the disposal.

HC2 HOLDINGS, INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET As of September 30, 2020 (in millions)
	Historical	Pro Forma Adjustments		Total Pro Forma
Assets
Investments:
Fixed maturity securities, available-for-sale at fair value	$4,295.2	$—		$4,295.2
Equity securities	74.2	—		74.2
Mortgage loans	121.1	—		121.1
Policy loans	18.2	—		18.2
Other invested assets	60.7	—		60.7
Total investments	4,569.4	—		4,569.4
Cash and cash equivalents	163.6	60.5	(a)	224.1
Accounts receivable, net	252.3	(15.0)	(b)	237.3
Recoverable from reinsurers	961.4	—		961.4
Deferred tax asset	1.8	—		1.8
Property, plant and equipment, net	213.8	(90.1)	(b)	123.7
Goodwill	112.7	(2.1)	(b)	110.6
Intangibles, net	202.2	(9.8)	(b)	192.4
Assets held for sale	5.6	—		5.6
Other assets	205.6	(4.0)	(b)	201.6
Total assets	$6,688.4	$(60.5)		$6,627.9
Liabilities, temporary equity and stockholders’ equity
Life, accident and health reserves	$4,622.9	$—		$4,622.9
Annuity reserves	230.9	—		230.9
Value of business acquired	205.0	—		205.0
Accounts payable and other current liabilities	298.6	(15.4)	(b)	283.2
Deferred tax liability	113.2	(2.1)	(b)	111.1
Debt obligations	646.4	(56.7)	(b)	589.7
Liabilities held for sale	0.1	—		0.1
Other liabilities	135.7	(9.1)	(b)	126.6
Total liabilities	6,252.8	(83.3)		6,169.5
Commitments and contingencies
Temporary equity
Preferred stock	15.9	—		15.9
Redeemable noncontrolling interest	7.0	—		7.0
Total temporary equity	22.9	—		22.9
Stockholders’ equity
Common stock, $0.001 par value	—	—		—
Shares authorized: 80,000,000 at September 30, 2020 and December 31, 2019;				—
Shares issued: 48,413,438 and 46,810,676 at September 30, 2020 and December 31, 2019;				—
Shares outstanding: 47,303,687 and 46,067,852 at September 30, 2020 and December 31, 2019, respectively				—
Additional paid-in capital	293.6	—		293.6
Treasury stock, at cost	(4.2)	—		(4.2)
Accumulated deficit	(184.0)	37.3	(c)	(146.7)
Accumulated other comprehensive income	266.4	—		266.4
Total HC2 Holdings, Inc. stockholders’ equity	371.8	37.3		409.1
Noncontrolling interest	40.9	(14.5)	(b)	26.4
Total stockholders’ equity	412.7	22.8		435.5
Total liabilities, temporary equity and stockholders’ equity	$6,688.4	$(60.5)		$6,627.9

See notes to unaudited pro forma condensed consolidated financial statements

HC2 HOLDINGS, INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS For the Nine Months Ended September 30, 2020 (in millions, except per share amounts)
	Historical	Pro Forma Adjustments		Financing Adjustments		Pro Forma
Revenue	$1,000.0	$(31.0)	(d)	$—		$969.0
Life, accident and health earned premiums, net	86.8	—		—		86.8
Net investment income	147.1	—		—		147.1
Net realized and unrealized losses on investments	(18.8)	—		—		(18.8)
Net revenue	1,215.1	(31.0)		—		1,184.1
Operating expenses
Cost of revenue	886.9	(14.8)	(d)	—		872.1
Policy benefits, changes in reserves, and commissions	195.0	—		—		195.0
Selling, general and administrative	145.6	(4.5)	(e)	—		141.1
Depreciation and amortization	4.1	(6.3)	(f)	—		(2.2)
Other operating expense, net	7.5	—		—		7.5
Total operating expenses	1,239.1	(25.6)		—		1,213.5
Loss from operations	(24.0)	(5.4)		—		(29.4)
Interest expense	(62.4)	3.0	(g)	6.0	(k)	(53.4)
Loss on early extinguishment or restructuring of debt	(13.4)	5.0	(g)	—		(8.4)
Loss from equity investees	(4.0)	—		—		(4.0)
Gain on bargain purchase	—	—		—		—
Other income, net	74.1	0.8	(h)	—		74.9
Loss before income taxes	(29.7)	3.4		6.0		(20.3)
Income tax expense	(4.4)	—		—		(4.4)
(Loss) from continuing operations	(34.1)	3.4		6.0		(24.7)
Loss attributable to noncontrolling interest and redeemable noncontrolling interest from continuing operations	(8.5)	(1.0)	(j)	—		(9.5)
Loss income from continuing operations attributable to the Company	(42.6)	2.4		6.0		(34.2)
Less: Preferred dividends, deemed dividends and repurchase gains	1.2	—		—		1.2
Loss from continuing operations attributable to HC2 common stockholders	$(43.8)	$2.4		$6.0		$(35.4)

Loss per share - continuing operations
Basic	$(0.94)					$(0.76)	(l)
Diluted	$(0.94)					$(0.76)	(l)

Weighted average common shares outstanding
Basic	46.7					46.7
Diluted	46.7					46.7

See notes to unaudited pro forma condensed consolidated financial statements

HC2 HOLDINGS, INC. AND SUBSIDIARIES UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS For the Year Ended December 31, 2019 (in millions, except per share amounts)
	Historical	Pro Forma Adjustments		Financing Adjustments		Pro Forma
Revenue	$1,490.2	$(39.0)	(d)	$—		$1,451.2
Life, accident and health earned premiums, net	116.9	—		—		116.9
Net investment income	203.8	—		—		203.8
Net realized and unrealized gains on investments	0.7	—		—		0.7
Net revenue	1,811.6	(39.0)		—		1,772.6
Operating expenses
Cost of revenue	1,297.8	(17.1)	(d)	—		1,280.7
Policy benefits, changes in reserves, and commissions	234.5	—		—		234.5
Selling, general and administrative	190.1	(4.9)	(e)	—		185.2
Depreciation and amortization	6.3	(6.9)	(f)	—		(0.6)
Other operating expense, net	49.4	—		—		49.4
Total operating expenses	1,778.1	(28.9)		—		1,749.2
Income from operations	33.5	(10.1)		—		23.4
Interest expense	(79.5)	3.5	(g)	6.1	(k)	(69.9)
Loss on early extinguishment or restructuring of debt	—	—		—		—
Income from equity investees	1.6	—		—		1.6
Gain on bargain purchase	1.1	—		—		1.1
Other income, net	6.2	1.3	(h)	—		7.5
Loss before income taxes	(37.1)	(5.3)		6.1		(36.3)
Income tax benefit	20.3	(0.8)	(i)	—		19.5
Loss from continuing operations	(16.8)	(6.1)		6.1		(16.8)
Loss attributable to noncontrolling interest and redeemable noncontrolling interest from continuing operations	2.4	1.8	(j)	—		4.2
Loss income from continuing operations attributable to the Company	(14.4)	(4.3)		6.1		(12.6)
Less: Preferred dividends, deemed dividends and repurchase gains	—	—		—		—
Loss from continuing operations attributable to HC2 common stockholders	$(14.4)	$(4.3)		$6.1		$(12.6)

Loss per share - continuing operations
Basic	$(0.32)					$(0.28)	(l)
Diluted	$(0.32)					$(0.28)	(l)

Weighted average common shares outstanding
Basic	44.8					44.8
Diluted	44.8					44.8

See notes to unaudited pro forma condensed consolidated financial statements

HC2 HOLDINGS, INC.
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.    Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2020 gives effect to the Beyond6 Disposition as if it had occurred on September 30, 2020. The unaudited pro forma statements of operations give effect to the Beyond6 Disposition as if it had occurred on January 1, 2019.

The unaudited pro forma condensed consolidated balance sheet is derived from the unaudited historical financial statements of HC2 for the nine months ended September 30, 2020. The unaudited pro forma condensed consolidated statement of operations are derived from the unaudited historical financial statements of September 30, 2020 and December 31, 2019, as adjusted to give effect to the transaction.

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what the financial position and results from operations actually would have been had the disposition been completed at the date indicated and includes adjustments which are preliminary and may be revised. Such revisions may result in material changes. The financial position shown herein is not necessarily indicative of what the past financial position of the consolidated companies would have been, nor necessarily indicative of the financial position of the consolidated Company in the future.

2.    Unaudited Pro Forma Balance Sheet Adjustments

Adjustments included in the "Pro Forma Adjustments" column in the accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2020 are as follows:

(a)	This adjustment represents the proceeds received at the close of the transaction, less the cash and cash equivalents of Beyond6. Proceeds will be used to reduce debt within the 60 day redemption period.
(b)	These adjustments represent the elimination of assets, liabilities, and noncontrolling interest attributable to the transaction.
(c)	This adjustment represents the gain arising from the sale of Beyond6. This estimated gain has not been reflected in the pro forma consolidated statement of operations as it is considered to be nonrecurring in nature.

3.     Unaudited Pro Forma Statements of Operations Adjustments

Adjustments included in the "Pro Forma Adjustments" column in the accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2020 and the year ended December 31, 2019 are as follows:

(d)	This adjustment reflects the elimination of revenues and cost of goods sold of the disposed entity.
(e)	This adjustment reflects the elimination of operating and administrative expenses of the disposed entity. Not included in the pro-forma results are anticipated savings due to costs that may be reduced or eliminated.
(f)	This adjustment reflects the elimination of depreciation and amortization expense of the disposed entity.
(g)	This adjustment reflects the elimination of interest expense and extinguishment loss of debt instruments of the disposed entity.
(h)	This adjustment reflects the elimination of other income of the disposed entity.
(i)	This adjustment reflects the elimination of income tax expense of the disposed entity.
(j)	This adjustment reflects the elimination of noncontrolling interest of the disposed entity.

Financing updates included in the unaudited pro forma condensed consolidated Statements of Operations for the periods presented are as follows:

		Nine Months Ended September 30, 2020	Year Ended December 31, 2019
(k)	Interest Expense
	Adjustment to reflect interest expense on the HC2 Senior Secured notes at 11.5% per annum	$4.7	$5.3
	Adjustment to reflect interest expense on the HC2 LIBOR plus 6.75% Line of Credit	0.6	—
	Adjustment to reflect deferred financing costs and original issuance discount on the HC2 Senior Secured notes at 11.5% per annum	0.6	0.8
	Adjustment to reflect deferred financing costs on the HC2 LIBOR plus 6.75% Line of Credit	0.1	—
		$6.0	$6.1

(l)	Basic and Diluted Income Per Share

Earnings per share ("EPS") is calculated using the two-class method, which allocates earnings among common stock and participating securities to calculate EPS when an entity's capital structure includes either two or more classes of common stock or common stock and participating securities. Unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities. As such, shares of any unvested restricted stock of the Company are considered participating securities. The dilutive effect of options and their equivalents (including non-vested stock issued under stock-based compensation plans), is computed using the "treasury" method as this measurement was determined to be more dilutive between the two available methods in each period.

The Company had zero dilutive common share equivalents during the nine months ended September 30, 2020, due to the results being a loss from continuing operations and discontinued operations, net of tax.

The following table presents a reconciliation of net loss used in basic and diluted EPS from continuing operations, reflecting the Beyond6 Disposition (in millions, except per share amounts):

	Nine Months Ended September 30, 2020
	As Filed	Po forma Adjustments	Financing Adjustments	Total Pro Forma
Loss from continuing operations	$(34.1)	$3.4	$6.0	$(24.7)
Loss attributable to noncontrolling interest and redeemable noncontrolling interest from continuing operations	(8.5)	(1.0)	—	(9.5)
Loss income from continuing operations attributable to the Company	(42.6)	2.4	6.0	(34.2)
Less: Preferred dividends, deemed dividends and repurchase gains	1.2	—	—	1.2
Loss from continuing operations attributable to HC2 common stockholders	$(43.8)	$2.4	$6.0	$(35.4)

Earnings allocable to common shares:
Participating shares at end of period:
Weighted-average common stock outstanding	46.7			46.7
Unvested restricted stock	—			—
Preferred stock (as-converted basis)	0.1			0.1
Total	46.8			46.8

Percentage of income (loss) allocated to:
Common stock	99.8%			99.8%
Unvested restricted stock	—%			—%
Preferred stock	0.2%			0.2%

Numerator for earnings per share, basic:
Net loss from continuing operations attributable to common stock, basic	$(43.7)			$(35.3)

Earnings allocable to common shares, diluted:
Numerator for earnings per share, diluted
Effect of assumed shares for stock options, restricted shares and convertible instruments	$—			$—

Net loss from continuing operations attributable to common stock, diluted	$(43.7)			$(35.3)

Denominator for basic and dilutive earnings per share:
Weighted average common shares outstanding - basic	46.7			46.7
Effect of assumed shares for stock options, restricted shares and convertible instruments	—			—
Weighted average common shares outstanding - diluted	46.7			46.7

Loss per share - continuing operations
Basic:	$(0.94)			$(0.76)
Diluted:	$(0.94)			$(0.76)

The Company had no dilutive common share equivalents during the year ended December 31, 2019, due to the results of operations being a loss from continuing operations, net of tax.

The following table presents a reconciliation of net loss used in basic and diluted EPS from continuing operations, reflecting the Beyond6 Disposition (in millions, except per share amounts):

	Year Ended December 31, 2019
	As Recasted	Po forma Adjustments		Financing Adjustments		Total Pro Forma
Loss from continuing operations	$(16.8)	$(6.1)		$6.1		$(16.8)
Loss attributable to noncontrolling interest and redeemable noncontrolling interest from continuing operations	2.4	1.8		—		4.2
Loss income from continuing operations attributable to the Company	(14.4)	(4.3)		6.1		(12.6)
Less: Preferred dividends, deemed dividends and repurchase gains	—	—	—	—	—	—
Loss from continuing operations attributable to HC2 common stockholders	$(14.4)	$(4.3)		$6.1		$(12.6)

Earnings allocable to common shares:
Participating shares at end of period:
Weighted-average common stock outstanding	44.8					44.8
Unvested restricted stock	—					—
Preferred stock (as-converted basis)	—					—
Total	44.8					44.8

Percentage of loss allocated to:
Common stock	100.0%					100.0%
Unvested restricted stock	—%					—%
Preferred stock	—%					—%

Numerator for earnings per share, basic:
Net loss from continuing operations attributable to common stock, basic	$(14.4)					$(12.6)

Earnings allocable to common shares, diluted:
Numerator for earnings per share, diluted
Effect of assumed shares for stock options, restricted shares and convertible instruments	—					—

Net loss from continuing operations attributable to common stock, diluted	$(14.4)					$(12.6)

Denominator for basic and dilutive earnings per share
Weighted average common shares outstanding - basic	44.8					44.8
Effect of assumed shares for stock options, restricted shares and convertible instruments	—					—
Weighted average common shares outstanding - diluted	44.8					44.8

Loss per share - continuing operations
Basic:	$(0.32)					$(0.28)
Diluted:	$(0.32)					$(0.28)